SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report) December 31, 2003

ROYAL BANCSHARES OF PENNSYLVANIA, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or Other Jurisdiction of Incorporation)

0-26366	23-2812193

(Commission File Number)	(IRS Employer Identification No.)

732 Montgomery Avenue, Narberth, Pennsylvania	19072

(Address of Principal Executive Offices)	(Zip Code)

(610) 668-4700

(Issuer’s telephone number, including area code)

N/A

(Former Name or Former Address, if Change Since Last Report)

     Item 5. Other Events

     Royal Bancshares of Pennsylvania, Inc. announced net income for the three months ended December 31, 2003, and the declaration of a cash and stock dividend as detailed in the attached press release as Exhibit 99.3.

     Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit Number	Description of Document

99.3	Press Release dated January 26, 2004

     SIGNATURES

     ROYAL BANCSHARES OF PENNSLYVANIA, INC.

Dated: January 27, 2004	/s/	Joseph P. Campbell

Joseph P. Campbell
President and CEO

Dated: January 27, 2004	/s/	Jeffrey T. Hanuscin

Jeffrey T. Hanuscin
Chief Financial Officer